UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21098

LMP Real Estate Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

ITEM 1.        REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2009

LMP Real Estate Income Fund Inc.

(RIT)

Managed by AEW CAPITAL MANAGEMENT

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is high current income and the Fund’s secondary investment objective is capital appreciation.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	5

Schedule of investments	6

Statement of assets and liabilities	9

Statement of operations	10

Statements of changes in net assets	11

Statement of cash flows	12

Financial highlights	13

Notes to financial statements	15

Report of independent registered public accounting firm	25

Board approval of management and subadvisory agreements	26

Additional information	31

Annual chief executive officer and chief financial officer certifications	37

Dividend reinvestment plan	38

Important tax information	40

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. AEW Capital Management, L.P. (“AEW”) is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

While the U.S. economy was weak during the first half of the twelve-month reporting period ended December 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the second half of the year.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)i contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the advance estimate for GDP growth was 5.7%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through December as well. In addition, December’s PMI reading of 55.9 was the highest since April 2006.

The housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose for the fifth straight month in October. In addition, the National Association of Realtors reported that existing home sales rose 7.4% in November.

LMP Real Estate Income Fund Inc.	I

Letter from the chairman continued

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% in November and remained unchanged the following month. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by more than eight million.

The Federal Reserve Board (“Fed”)iv continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratev from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed maintained this stance through the end of 2009 and during its first meeting in January 2010. In conjunction with its January 2010 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

After falling nearly 30% from September through November 2008 (before the reporting period began), the U.S. stock market, as measured by the S&P 500 Indexvi (the “Index”), rallied and, overall, generated strong results during the twelve-month reporting period. Stock prices fell during the first two months of the reporting period, due to the rapidly weakening global economy, an ongoing credit crisis and plunging corporate profits. Stock prices continued to decline in early March, reaching a twelve-year low on March 9th. Stocks then moved sharply and posted positive returns during nine of the last ten months of the year. From its March trough through the end of December, the Index gained approximately 67%, its fastest rebound since 1933. The market’s rally was attributed to a number of factors, including optimism that the economy was gaining traction and that corporate profits would continue to improve. All told, the Index returned 26.46% over the twelve-month reporting period ended December 31, 2009, its best calendar year since 2003.

Looking at the U.S. stock market more closely, in terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000vii, Russell Midcapviii and Russell 2000ix Indices, returned 28.43%, 40.48% and 27.17%, respectively, during the twelve-month period ended December 31, 2009. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 37.01% and 19.76%, respectively.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news.

II	LMP Real Estate Income Fund Inc.

In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 29, 2010

LMP Real Estate Income Fund Inc.	III

Letter from the chairman continued

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
vii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

ix

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[x]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

IV	LMP Real Estate Income Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is high current income with capital appreciation as a secondary investment objective. At AEW Capital Management, L.P., the Fund’s subadviser, we employ a value-oriented investment strategy designed to identify securities that are priced below what we believe is their intrinsic value. We believe that the performance of real estate securities is ultimately dependent upon the performance of the underlying real estate assets and company management, as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, we draw upon the combined expertise of our real estate, research and securities professionals.

Under normal market conditions, the Fund invests at least 90% of its total assets in income-producing common shares, preferred shares, convertible preferred shares (preferred shares that, upon the passage of time or the happening of certain events, automatically convert into common shares) and debt securities issued by real estate companies, including real estate investment trusts (“REITs”)i. It is the Fund’s intention to invest approximately 60% to 80% of its total assets in common shares issued by real estate companies and 20% to 40% of its total assets in preferred shares, including convertible preferred shares, issued by real estate companies. The actual percentage of common, preferred and convertible preferred shares and debt securities in the Fund’s portfolio may vary over time based on our assessment of market conditions.

Q. What were the overall market conditions during the Fund’s reporting period?

A. On the heels of their worst-ever annual performance in 2008, REITs, as measured by the MSCI U.S. REIT Indexii, started 2009 in dismal fashion losing over 40% from January 1st through early March, as worries over the economy and banking system took a particularly heavy toll on real estate securities as did the continued struggles in the credit markets and deteriorating property fundamentals. The sector began to rally in March, however, and the rally continued largely unabated through the final three quarters of the year with U.S. REITs up 28.61% for the twelve-month period. The sector’s rebound was catalyzed by several factors including the positive impact of new equity raise activity which helped to improve the financial condition of several REITs and reverse some of the negative sentiment facing the sector, improving capital market conditions as the year progressed, solid gains in the financial sector, which was also up strongly during the year, and a general perception that most REITs have successfully weathered the worst of the recession.

Q. How did we respond to these changing market conditions?

A. Our bottom-up value-oriented investment approach remained the same during 2009. Against the backdrop of uncertainty in the economy and increased volatility in the equity market, we continued to focus on security selection within each property sector, with the goal of constructing a

LMP Real Estate Income Fund Inc. 2009 Annual Report	1

Fund overview continued

diversified portfolio of income-producing real estate securities that we believe will provide the best risk-adjusted returns for the Fund.

The Fund continued to maintain its exposure to interest rate swaps during the reporting period. These positions were used to manage the Fund’s exposure to interest rate fluctuations. Overall, these positions had a minimal impact on performance during the period.

Performance review

For the twelve months ended December 31, 2009, LMP Real Estate Income Fund Inc. returned 63.57% based on its net asset value (“NAV”)iii and 97.75% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the MSCI U.S. REIT Index, returned 28.61% for the same period. The Lipper Real Estate Closed-End Funds Category Averageiv returned 47.73% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.94 per share, which includes a return of capital of $0.50 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$8.98 (NAV)	63.57%
$8.05 (Market Price)	97.75%

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. On an individual stock basis, top contributors to the Fund’s performance during the period included Regional Malls REIT Macerich Co. and Office REIT HRPT Properties Trust. The performance of Macerich Co., which was among the weakest performers in the Regional Malls sector for the six-month period from September 30, 2008 through March 31, 2009, was attributable in large part to the company’s efforts to deleverage and remove much of its near-term balance sheet risks. HRPT Properties Trust’s strong performance for the year was largely attributable to the company facing minimal financial risk due to a largely stable balance sheet, as well as a lack of development property exposure.

From a sector perspective, the Fund’s underweights to the Health Care and Storage sectors, which underperformed on a relative basis, also contributed positively to performance. The performance of the Fund’s preferred stock

2	LMP Real Estate Income Fund Inc. 2009 Annual Report

portfolio generally outperformed its common share segment due in large part to the positive impact of the stabilization of the credit markets.

Q. What were the leading detractors from performance?

A. Top individual Fund detractors during 2009 included holdings in Shopping Centers company Kimco Realty Corp. and Office REIT Kilroy Realty Corp. Consistent with the rest of the REIT sector, Kimco Realty suffered significant erosion in its share price early in 2009 due to concerns over the company’s exposure to development, pending debt maturities and potential write-downs of non-core investments. The company’s price has rebounded somewhat since that time, however, as a result of an improving balance sheet through debt repayment and an overall perception that the company has managed its portfolio well through the downturn, thus positioning itself to benefit as the economy recovers. The performance of Kilroy Realty suffered in large part during the first quarter due to market concerns over the company’s exposure to markets in Southern California, which have suffered considerably during the recession, and some scheduled lease expirations. Kilroy Realty’s shares have also bounced back considerably since the first quarter due largely to the strength of its balance sheet, which compares favorably to many of its Office REIT peers, and positive sentiment towards the company’s limited exposure to new development and the fact that it has addressed most of its funding requirements for the near term.

On a sector basis, the Fund’s overweight to the Shopping Centers sector, which underperformed on a relative basis, and underweight to the Regional Malls sector, which outperformed on a relative basis, also detracted from Fund performance for the period.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes made to the Fund’s portfolio during the twelve months ended December 31, 2009. We made marginal changes to the Fund’s holdings based on our ongoing assessment of the relative value of each company in the Fund’s investment universe consistent with the Fund’s investment objective of high current income. At the end of the reporting period, the Fund’s REIT common stock exposure was approximately 59% of its total investments, with 41% in preferred shares. This compares to 55% and 45%, respectively, as of year end 2008.

Looking for additional information?

The Fund is traded under the symbol “RIT” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XRITX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

LMP Real Estate Income Fund Inc. 2009 Annual Report	3

Fund overview continued

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in LMP Real Estate Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Portfolio Management
AEW Capital Management, L.P.

January 19, 2010

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of total investments) as of this date were: Urstadt Biddle Properties Inc., Cumulative, Series C, 8.500% (4.6%), Macerich Co. (4.3%), Camden Property Trust (4.1%), Mack-Cali Realty Corp. (4.0%), Kimco Realty Corp., Series G 7.750% (3.8%), Kilroy Realty Corp. (3.5%), Public Storage Inc., Cumulative Redeemable, Series L, 6.750% (3.4%), First Potomac Realty Trust (3.4%), OMEGA Healthcare Investors Inc. (3.4%) and National Retail Properties Inc. (3.3%). Please refer to pages 6 through 8 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of total investments) as of December 31, 2009 were: Office (17.2%), Shopping Centers (15.6%), Health Care (12.8%), Apartments (10.6%) and Retail—Free Standing (7.7%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Funds that invest in securities related to the real estate industry are subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. In addition, investment in funds that concentrate their investments in one sector or industry may involve greater risk than more broadly diversified funds. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.
ii

The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe.

iii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iv

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 19 funds in the Fund’s Lipper category.

4	LMP Real Estate Income Fund Inc. 2009 Annual Report

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†

The bar graphs above represent the composition of the Fund’s investments as of December 31, 2009 and December 31, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

LMP Real Estate Income Fund Inc. 2009 Annual Report	5

Schedule of investments

December 31, 2009

LMP REAL ESTATE INCOME FUND INC.

SHARES	SECURITY	VALUE
COMMON STOCKS — 58.4%
	Apartments — 7.3%
129,800	Camden Property Trust	$5,499,626
60,000	Equity Residential	2,026,800
141,059	UDR Inc.	2,319,010
	Total Apartments	9,845,436
	Health Care — 10.1%
130,000	HCP Inc.	3,970,200
90,300	Nationwide Health Properties Inc.	3,176,754
235,000	OMEGA Healthcare Investors Inc.	4,570,750
90,000	Senior Housing Properties Trust	1,968,300
	Total Health Care	13,686,004
	Industrial — 4.8%
375,000	DCT Industrial Trust Inc.	1,882,500
365,000	First Potomac Realty Trust	4,588,050
	Total Industrial	6,470,550
	Industrial/Office - Mixed — 2.5%
105,000	Liberty Property Trust	3,361,050
	Lodging/Resorts — 0.5%
29,600	Hospitality Properties Trust	701,816
	Office — 12.6%
112,000	BioMed Realty Trust Inc.	1,767,360
60,400	Highwoods Properties Inc.	2,014,340
500,000	HRPT Properties Trust	3,235,000
155,000	Kilroy Realty Corp.	4,753,850
155,600	Mack-Cali Realty Corp.	5,379,092
	Total Office	17,149,642
	Regional Malls — 4.7%
172,800	Glimcher Realty Trust	466,560
163,731	Macerich Co.	5,886,129
	Total Regional Malls	6,352,689
	Retail - Free Standing — 5.0%
209,400	National Retail Properties Inc.	4,443,468
93,000	Realty Income Corp.	2,409,630
	Total Retail - Free Standing	6,853,098
	Self Storage — 1.8%
215,000	Extra Space Storage Inc.	2,483,250
	Shopping Centers — 6.2%
130,000	Kimco Realty Corp.	1,758,900
415,000	Kite Realty Group Trust	1,689,050

See Notes to Financial Statements.

6	LMP Real Estate Income Fund Inc. 2009 Annual Report

LMP REAL ESTATE INCOME FUND INC.

SHARES	SECURITY	VALUE
	Shopping Centers — 6.2% continued
205,000	Primaris Retail Real Estate Investment Trust	$3,163,647
50,000	Regency Centers Corp.	1,753,000
	Total Shopping Centers	8,364,597
	Specialty — 2.9%
110,000	Entertainment Properties Trust	3,879,700
	TOTAL COMMON STOCKS (Cost — $74,340,031)	79,147,832
PREFERRED STOCKS — 41.0%
	Apartments — 3.3%
	Apartment Investment & Management Co., Cumulative:
70,000	Series U, 7.750%	1,561,000
70,000	Series Y, 7.875%	1,565,900
60,000	BRE Properties Inc., Series C, 6.750%	1,344,600
	Total Apartments	4,471,500
	Diversified — 7.7%
175,000	Duke Realty Corp., Series M, 6.950%	3,531,500
90,000	LBA Realty Fund LP, 8.750%(a)	1,980,000
	PS Business Parks Inc.:
45,000	Cumulative Redeemable, Series O, 7.375%	1,050,975
75,000	Series M, 7.200%	1,642,500
100,000	Vornado Realty Trust, Cumulative Redeemable, Series G, 6.625%	2,165,000
	Total Diversified	10,369,975
	Health Care — 2.7%
100,000	HCP Inc., Series F, 7.100%	2,288,000
55,000	OMEGA Healthcare Investors Inc., Cumulative Redeemable, Series D, 8.375%	1,388,200
	Total Health Care	3,676,200
	Lodging/Resorts — 4.8%
71,100	Hospitality Properties Trust, Cumulative Redeemable, Series B, 8.875%	1,745,505
52,900	LaSalle Hotel Properties, Cumulative Redeemable, Series G, 7.250%	1,127,431
94,300	Strategic Hotels Capital Inc., Series B, 8.250%	1,286,488
100,100	Sunstone Hotel Investors Inc., Cumulative Redeemable, Series A, 8.000%	2,323,571
	Total Lodging/Resorts	6,482,995
	Office — 4.6%
130,000	BioMed Realty Trust Inc., Series A, 7.375%	3,016,000
46,400	Brandywine Realty Trust, Series D, 7.375%	1,035,648
40,000	Corporate Office Properties Trust, Cumulative Redeemable, Series J, 7.625%	950,000
51,183	HRPT Properties Trust, Cumulative Redeemable, Series B, 8.750%	1,248,865
	Total Office	6,250,513

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2009 Annual Report	7

Schedule of investments continued

December 31, 2009

LMP REAL ESTATE INCOME FUND INC.

SHARES	SECURITY	VALUE
	Regional Malls — 2.4%
85,000	Glimcher Realty Trust, Cumulative Redeemable, Series F, 8.750%	$1,560,600
70,000	Taubman Centers Inc., Cumulative Redeemable, Series H, 7.625%	1,664,691
	Total Regional Malls	3,225,291
	Retail - Free Standing — 2.7%
85,000	National Retail Properties Inc., Cumulative Redeemable, Series C, 7.375%	2,045,313
70,000	Realty Income Corp., Cumulative Redeemable, Series E, 6.750%	1,674,400
	Total Retail - Free Standing	3,719,713
	Shopping Centers — 9.4%
50,000	Cedar Shopping Centers Inc., Cumulative Redeemable, Series A, 8.875%	1,198,500
13,300	Developers Diversified Realty Corp., Cumulative Redeemable, Class G, 8.000%	266,000
209,100	Kimco Realty Corp. Series G, 7.750%	5,133,405
63,800	Urstadt Biddle Properties Inc., Cumulative, Series C, 8.500%	6,204,550
	Total Shopping Centers	12,802,455
	Storage — 3.4%
200,000	Public Storage Inc., Cumulative Redeemable, Series L, 6.750%	4,656,000
	TOTAL PREFERRED STOCKS (Cost — $63,670,170)	55,654,642
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $138,010,201)	134,802,474
FACE AMOUNT
SHORT-TERM INVESTMENT — 0.6%
	Repurchase Agreement — 0.6%
$810,000	Interest in $283,704,000 joint tri-party repurchase agreement dated 12/31/09 with Barclays Capital Inc., 0.000% due 1/4/10; Proceeds at maturity — $810,000; (Fully collateralized by various U.S. government obligations, 1.875% to 3.125% due 2/28/14 to 10/31/16; Market value — $826,200) (Cost — $810,000)	810,000
	TOTAL INVESTMENTS — 100.0% (Cost — $138,820,201#)	$135,612,474

(a)  Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors unless otherwise noted.

#  Aggregate cost for federal income tax purposes is $139,284,739.

See Notes to Financial Statements.

8	LMP Real Estate Income Fund Inc. 2009 Annual Report

Statement of assets and liabilities

December 31, 2009

ASSETS:
Investments, at value (Cost — $138,820,201)	$135,612,474
Cash	172
Dividends and interest receivable	906,018
Cash deposits with brokers for swap contracts	823,345
Unrealized appreciation on swaps	228,355
Prepaid expenses	1,730
Total Assets	137,572,094
LIABILITIES:
Loan payable (Note 5)	34,000,000
Unrealized depreciation on swaps	516,997
Interest payable (Note 5)	104,174
Investment management fee payable	101,155
Interest payable for open swap contracts	23,533
Directors’ fees payable	5,621
Accrued expenses	135,514
Total Liabilities	34,886,994
TOTAL NET ASSETS	$102,685,100
NET ASSETS:
Par value ($0.001 par value; 11,431,201 shares issued and outstanding; 100,000,000 shares authorized)	$11,431
Paid-in capital in excess of par value	139,979,893
Undistributed net investment income	518,440
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(34,328,226)
Net unrealized depreciation on investments, swap contracts and foreign currencies	(3,496,438)
TOTAL NET ASSETS	$102,685,100
Shares Outstanding	11,431,201
Net Asset Value	$8.98

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2009 Annual Report	9 .

Statement of operations

For the Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends	$ 6,988,975
Interest	1,917
Less: Foreign taxes withheld	(25,660)
Total Investment Income	6,965,232
EXPENSES:
Investment management fee (Note 2)	930,663
Interest expense (Note 5)	373,814
Commitment fees (Note 5)	211,063
Legal fees	100,902
Shareholder reports	95,130
Transfer agent fees	58,239
Audit and tax	53,785
Stock exchange listing fees	21,593
Directors’ fees	16,445
Custody fees	9,935
Insurance	4,810
Miscellaneous expenses	8,274
Total Expenses	1,884,653
Less: Fee waivers and/or expense reimbursements (Note 2)	(51,185)
Net Expenses	1,833,468
NET INVESTMENT INCOME	5,131,764
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, REIT DISTRIBUTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):
Net Realized Loss From:
Investment transactions	(23,148,432)
REIT distributions	916,318
Swap contracts	(1,056,112)
Foreign currency transactions	(1,570)
Net Realized Loss	(23,289,796)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	56,460,022
Swap contracts	1,108,872
Foreign currencies	56
Change in Net Unrealized Appreciation/Depreciation	57,568,950
NET GAIN ON INVESTMENTS, REIT DISTRIBUTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	34,279,154
INCREASE IN NET ASSETS FROM OPERATIONS	$ 39,410,918

See Notes to Financial Statements.

10	LMP Real Estate Income Fund Inc. 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2009	2008
OPERATIONS:
Net investment income	$ 5,131,764	$ 10,121,573
Net realized loss	(23,289,796)	(10,120,365)
Change in net unrealized appreciation/depreciation	57,568,950	(81,595,578)
Distributions paid to taxable auction rate preferred stockholders	—	(2,336,449)
Increase (Decrease) in Net Assets From Operations	39,410,918	(83,930,819)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(5,005,137)	(7,976,386)
Net realized gains	—	(5,481,194)
Return of capital	(5,686,906)	(11,039,452)
Decrease in Net Assets From Distributions to Shareholders	(10,692,043)	(24,497,032)
FUND SHARE TRANSACTIONS (NOTE 7):
Proceeds from shares issued on reinvestments of distributions (85,193 and 136,353 shares issued, respectively)	628,877	2,001,570
Increase in Net Assets From Fund Share Transactions	628,877	2,001,570
INCREASE (DECREASE) IN NET ASSETS	29,347,752	(106,426,281)
NET ASSETS:
Beginning of year	73,337,348	179,763,629
End of year*	$102,685,100	$ 73,337,348
* Includes undistributed net investment income of:	$ 518,440	$ 643,184

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2009 Annual Report	11

Statement of cash flows

For the Year Ended December 31, 2009

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$ 9,129,776
Operating expenses paid	(1,335,375)
Interest paid	(278,397)
Net sales and maturities of short-term investments	224,000
Realized loss on swap contracts	(1,056,112)
Realized loss on foreign currency transactions	(1,570)
Net change in unrealized appreciation on foreign currencies	56
Purchases of long-term investments	(23,658,962)
Proceeds from disposition of long-term investments	20,046,731
Change in cash deposits with brokers for swap contracts	588,500
Change in payable on swap contracts	3,850
Net Cash Provided by Operating Activities	3,662,497
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(10,063,166)
Proceeds from loan	6,400,000
Net Cash Used by Financing Activities	(3,663,166)
NET DECREASE IN CASH	(669)
Cash, beginning of year	841
Cash, end of year	$ 172
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$ 39,410,918
Increase in investments, at value	(35,594,275)
Increase in swaps, at value	(1,108,872)
Decrease in payable for securities purchased	(132,922)
Decrease in interest and dividends receivable	275,602
Increase in swap contracts payable	3,850
Decrease in deposits with brokers for swap contracts	588,500
Decrease in prepaid expenses	92,012
Increase in interest payable	95,417
Increase in accrued expenses	32,267
Total Adjustments	(35,748,421)
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	$ 3,662,497
NON-CASH FINANCING ACTIVITIES:
Proceeds from reinvestment of dividends	$ 628,877

See Notes to Financial Statements.

12	LMP Real Estate Income Fund Inc. 2009 Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:

	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR[1]	$6.46	$16.04	$24.53	$20.58	$21.05
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.45	0.90	1.13	0.99	0.89
Net realized and unrealized gain (loss)	3.01	(8.10)	(7.04)	5.92	0.63
Distributions paid to taxable auction rate preferred stockholders	—	(0.21)	(0.46)	(0.42)	(0.24)
Total income (loss) from operations	3.46	(7.41)	(6.37)	6.49	1.28
Underwriting commissions and offering expenses for the issuance of taxable auction rate cumulative preferred stock	—	—	—	—	(0.04)
LESS DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM:
Net investment income	(0.44)	(0.71)	(0.97)	(0.92)	(0.77)
Net realized gains	—	(0.48)	(1.15)	(1.62)	(0.94)
Return of capital	(0.50)	(0.98)	—	—	—
Total distributions	(0.94)	(2.17)	(2.12)	(2.54)	(1.71)
NET ASSET VALUE, END OF YEAR	$8.98	$6.46	$16.04	$24.53	$20.58
MARKET PRICE, END OF YEAR	$8.05	$4.79	$14.52	$21.64	$18.62
Total return, based on NAV[2,3]	63.57%	(49.80)%	(27.44)%	34.39%	7.35%
Total return, based on Market Price[3]	97.75%	(58.88)%	(25.54)%	31.04%	10.69%
NET ASSETS, END OF YEAR (MILLIONS)	$103	$73	$180	$272	$228
RATIOS TO AVERAGE NET ASSETS:[4]
Gross expenses	2.48%	2.27%	1.55%	1.57% [5]	1.49%
Gross expenses, excluding interest expense	1.99	1.89	1.55	1.57 [5]	1.49
Net expenses[6,7]	2.42	2.01 [8]	1.17	1.09 [5]	1.06
Net expenses, excluding interest expense[6,7]	1.92	1.63 [8]	1.17	1.09 [5]	1.06
Net investment income	6.76	6.83	5.18	4.31	4.27
PORTFOLIO TURNOVER RATE	19%	14%	13%	18%	12%
TAXABLE AUCTION RATE PREFERRED STOCK:[9]
Total Amount Outstanding (000s)	—	—	$95,000	$95,000	$95,000
Asset Coverage Per Share	—	—	72,306	96,459	84,957
Involuntary Liquidating Preference Per Share[10]	—	—	25,000	25,000	25,000
SUPPLEMENTAL DATA:
Loans Outstanding, End of Year (000s)	$34,000	$27,600	—	—	—
Asset Coverage for Loan Outstanding	402%	366%	—	—	—
Weighted Average Loan (000s)	$27,499	$46,502 [11]	—	—	—
Weighted Average Interest Rate on Loans	1.38%	3.43%	—	—	—

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2009 Annual Report	13

Financial highlights continued

[1]	Per share amounts have been calculated using the average shares method.
[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[4]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.49% and 1.05%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.
[7]

LMPFA has contractually agreed to waive a portion of its management fee in the amount of 0.32% of the Fund’s average daily managed assets from inception through July 31, 2007, 0.20% of the Fund’s average daily Managed Assets fror the 12-month period ended July 31, 2008, and 0.10% of the Fund’s average daily Managed Assets for the 12-month period ended July 31, 2009. The waiver was eliminated August 1, 2009.

[8]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.
[9]

On September 30, 2002 and July 18, 2005, the Fund issued 2,600 and 1,200 shares, respectively, of Taxable Auction Rate Cumulative Preferred Stock at $25,000 per share. On August 26, 2008, the Fund fully redeemed the 3,800 shares of Taxable Auction Rate Cumulative Preferred Stock.

[10]	Excludes accrued interest or accumulated undeclared distributions.
[11]	For the period August 26 through December 31, 2008.

See Notes to Financial Statements.

14	LMP Real Estate Income Fund Inc. 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

LMP Real Estate Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income and the Fund’s secondary objective is capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 23, 2010, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•   Level 1 — quoted prices in active markets for identical investments

•   Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•   Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

LMP Real Estate Income Fund Inc. 2009 Annual Report	15

Notes to financial statements continued

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Common stocks	$ 79,147,832	—	—	$ 79,147,832
Preferred stocks
Diversified	8,389,975	1,980,000	—	10,369,975
Lodging/resorts	1,745,505	4,737,490	—	6,482,995
Regional malls	1,560,600	1,664,691	—	3,225,291
Retail-free stading	1,674,400	2,045,313	—	3,719,713
Other preferred stocks	31,856,668	—	—	31,856,668
Total long-term investments	124,374,980	10,427,494	—	134,802,474
Short-term investment†	—	810,000	—	810,000
Total investments	$124,374,980	$11,237,494	—	$135,612,474
Other financial instruments:
Interest rate swaps	—	(288,642)	—	(288,642)
Total other financial instruments	—	$ (288,642)	—	$ (288,642)
Total	$124,374,980	$10,948,852	—	$135,323,832

†  See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults,

16	LMP Real Estate Income Fund Inc. 2009 Annual Report

the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

Interest rate swaps. The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future

LMP Real Estate Income Fund Inc. 2009 Annual Report	17

Notes to financial statements continued

cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(d) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined on each day the exchange is open for business. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less the Fund’s liabilities.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Concentration risk. The Fund invests in securities related to the real estate industry and is subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage- related risks.

18	LMP Real Estate Income Fund Inc. 2009 Annual Report

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of common stock. The Fund’s policy is to pass through to its shareholders substantially all Real Estate Investment Trust (“REIT”) distributions and other income it receives, less operating expenses. The character of REIT distributions received from portfolio securities held by the Fund is generally comprised of investment income, long-term capital gains, and return of capital. The Fund reclassifies amounts within the Statement of Operations primarily based on information provided by REITs after the Fund’s fiscal year end. In those instances where such information is not available, the Fund estimates the amounts based on amounts reported by the REITs in the prior year. After all remaining REITs report the actual character of distributions paid during the year, the Fund adjusts estimates previously recorded to actual. The character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on these reclassifications.

Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under Fund’s Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination could have an adverse effect on the market price for Fund’s shares.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

LMP Real Estate Income Fund Inc. 2009 Annual Report	19

Notes to financial statements continued

(j) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$ 145,963	—	$(145,963)
(b)	(397,334)	$397,334	—

(a) Reclassifications are primarily due to book/tax differences in the treatment of a prior year return of capital.

(b) Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of distributions and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and AEW Capital Management, L.P. (“AEW”) is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.90% of the Fund’s average daily net assets plus assets attributable to any borrowings used for leverage (“Managed Assets”).

20	LMP Real Estate Income Fund Inc. 2009 Annual Report

In addition, LMPFA has contractually agreed to waive a portion of its management fee in the amount of 0.10% of the average daily Managed Assets for the period ended July 31, 2009. The waiver was eliminated August 1, 2009.

During the year ended December 31, 2009, LMPFA waived a portion of its management fee in the amount of $51,185.

LMPFA has delegated to AEW the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays AEW a fee at an annual rate equal to 50% of the management fee paid by the Fund to LMPFA, net of waivers.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$23,526,040
Sales	19,604,288

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 12,784,052
Gross unrealized depreciation	(16,456,317)
Net unrealized depreciation	$ (3,672,265)

At December 31, 2009, the Fund had the following open swap contracts:

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Interest Rate Swaps:
				1-Month
Wachovia Bank, N.A.	$ 5,000,000	7/22/12	4.500%	LIBOR	—	$(362,067)
				1-Month
Wachovia Bank, N.A.	5,000,000	12/5/10	3.840%	LIBOR	—	(154,930)
				1-Month
Wachovia Bank, N.A.	5,000,000	11/25/14	2.395%	LIBOR	—	92,428
				1-Month
Wachovia Bank, N.A.	5,000,000	11/25/16	2.915%	LIBOR	—	135,927
Total	$20,000,000				—	$(288,642)

‡  Percentage shown is an annual percentage rate.

LMP Real Estate Income Fund Inc. 2009 Annual Report	21

Notes to financial statements continued

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2009.

ASSET DERIVATIVES[1]
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Swap contracts	$228,355	—	$228,355

LIABILITY DERIVATIVES[1]
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Swap contracts	$516,997	—	$516,997

1    Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Swap contracts	$(1,056,112)	—	$(1,056,112)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Swap contracts	$1,108,872	—	$1,108,872

During the year ended December 31, 2009, the Fund had an average notional balance in interest rate swap contracts of $16,923,077.

22	LMP Real Estate Income Fund Inc. 2009 Annual Report

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV.

As of December 31, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $516,997. If a contingent feature would have been triggered as of December 31, 2009, the Fund would have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its swap transactions.

5. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $75,000,000. Unless renewed, this agreement terminates on August 9, 2010. The Fund pays a quarterly facility fee at an annual rate of 0.20%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the year ended December 31, 2009 was $373,814. For the year ended December 31, 2009, the Fund incurred a commitment fee in the amount of $211,063. For the year ended December 31, 2009 the Fund had an average daily loan balance outstanding of $27.5 million and the weighted average interest rate was 1.38%. At December 31, 2009 the Fund had $34,000,000 of borrowings outstanding per this credit agreement.

6. Taxable auction rate cumulative preferred stock

As of December 31, 2009, the Fund did not have any outstanding shares of Taxable Auction Rate Cumulative Preferred Stock (“TARPS”). The TARPS was fully redeemed on August 26, 2008.

7. Common stock

Common stock transactions were as follows:

	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Shares issued on reinvestment	85,193	$628,877	136,353	$2,001,570

LMP Real Estate Income Fund Inc. 2009 Annual Report	23

Notes to financial statements continued

8. Distributions subsequent to December 31, 2009

On February 16, 2010, the Fund’s Board declared three distributions, each in the amount of $0.06 per share, payable on April 30, 2010, May 28, 2010 and June 25, 2010 to shareholders of record on April 23, 2010, May 21, 2010 and June 18, 2010, respectively.

On November 16, 2009, the Fund’s Board declared three distributions, each in the amount of $0.06 per share, payable on January 29, 2010, February 26, 2010 and March 26, 2010 to shareholders of record on January 22, 2009, February 19, 2010 and March 19, 2010, respectively.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income to common shareholders	$ 5,005,137	$ 7,976,386
Ordinary income to taxable auction rate cumulative preferred stockholders	—	1,941,866
Net long-term capital gains to common shareholders	—	5,481,194
Net long-term capital gains to taxable auction rate cumulative preferred stockholders	—	394,583
Total taxable distributions	$ 5,005,137	$15,794,029
Tax return of capital	5,686,906	11,039,452
Total distributions paid	$10,692,043	$26,833,481

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(33,863,688)
Other book/tax temporary differences(a)	518,440
Unrealized appreciation/(depreciation)(b)	(3,960,976)
Total accumulated earnings / (losses) — net	$(37,306,224)

*  As of December 31, 2009, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2017	$(33,863,688)

This amount will be available to offset any future taxable capital gains.

(a)  Other book/tax temporary differences are attributable primarily to book/tax differences from real estate investment trusts and book/tax differences in the timing of the deductibility of various expenses.

(b) The differences between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

24	LMP Real Estate Income Fund Inc. 2009 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
LMP Real Estate Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LMP Real Estate Income Fund Inc. as of December 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMP Real Estate Income Fund Inc. as of December 31, 2009, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 23, 2010

LMP Real Estate Income Fund Inc. 2009 Annual Report	25

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of LMP Real Estate Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with AEW Capital Management, L.P. (the “Sub-Adviser”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 11 and 12, 2009, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Sub-Adviser, as well as the management and sub-advisory arrangements for the Fund and other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. The Sub-Adviser also made a presentation to the Board at the Contract Renewal Meeting regarding its sub-advisory services to the Fund. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Adviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser provides the Fund with investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory function being rendered by the Sub-Adviser.

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered the factors below.

26	LMP Real Estate Income Fund Inc.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager at the Contract Renewal Meeting, the financial resources available to the Manager’s corporate parent, Legg Mason, Inc. (“Legg Mason”), to support its activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Adviser and others.

The Board concluded that, overall, the nature, extent and quality of services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged real estate closed-end funds, as classified by Lipper, regardless of asset size. The number of funds in the Performance Universe for the 1-, 3- and 5-year periods ended June 30, 2009 ranged from fifteen to eighteen funds, including the Fund. The Board noted that it had received and discussed with the Manager and Sub-Adviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period was ranked in the first quintile of the Performance Universe for that period and that its performance for each of the 3- and 5- year periods ended June 30, 2009 was

LMP Real Estate Income Fund Inc.	27

Board approval of management and subadvisory agreements (unaudited) continued

ranked in the second quintile of the Performance Universe for that period. The Fund’s performance was better than the Performance Universe median for each period. The Board considered the volatile market conditions during 2008 and the Fund’s performance relative to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that the Fund’s performance supported a continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and eleven other leveraged real estate closed-end funds, as classified by Lipper, with average net assets ranging from $81.1 million to $1.309 billion. Nine of the Expense Universe funds were larger than the Fund and two were smaller.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed, among other things, that the Fund’s contractual Management Fee and, when compared on the basis of common share assets only, the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) each was ranked fifth among the funds in the Expense Universe and was better than the Expense Universe median. The Fund’s actual Management Fee when compared on the basis of common share and leveraged assets was ranked ninth among the Expense Universe funds and was worse than the Expense Universe median. The Fund’s actual total expenses were ranked ninth among the funds in the Expense Universe, whether compared on the basis of common share assets or on the basis of both common share and leveraged assets, and were worse than the Expense Universe median. The Manager noted that the Fund was among the smallest funds in the Expense Universe and that a significant decrease in its assets has adversely impacted its expense ratios. The Board noted that the small number of funds in the Expense Universe made meaningful comparisons difficult.

28	LMP Real Estate Income Fund Inc.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response, discussed differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had decreased by 7 percent over the period covered by the analysis and remained at a level which was considered not excessive by the Board in light of the nature, extent and overall quality of the services provided to the Fund.

LMP Real Estate Income Fund Inc.	29

Board approval of management and subadvisory agreements (unaudited) continued

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-adviser

The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund and did not consider such benefits to be excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management and the Sub-Advisory Agreements would be in the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

30	LMP Real Estate Income Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of LMP Real Estate Income Fund Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS

CAROL L. COLMAN
c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”)
620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years	President, Colman Consulting Co. (consulting)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

DANIEL P. CRONIN
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

LMP Real Estate Income Fund Inc.	31

Additional information (unaudited) continued

Information about Directors and Officers

PAOLO M. CUCCHI
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1941

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2009)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

LESLIE H. GELB
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C.: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

32	LMP Real Estate Income Fund Inc.

WILLIAM R. HUTCHINSON
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	Director and Non-Executive Chairman of the Board (since December 1, 2009), of Associated BanCorp (banking) (since 1994)

RIORDAN ROETT
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

LMP Real Estate Income Fund Inc.	33

Additional information (unaudited) continued

Information about Directors and Officers

JESWALD W. SALACUSE
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunals, World Bank/ICSID (since 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C.: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

INTERESTED DIRECTOR
R. JAY GERKEN, CFA*
Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class I

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past five years

Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (prior to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (from 2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	134

Other board member ships held by Director	Former Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

*            Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

34	LMP Real Estate Income Fund Inc.

OFFICERS

KAPREL OZSOLAK
Legg Mason
55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served	Since 2004

Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

TED P. BECKER
Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL
Legg Mason
100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

LMP Real Estate Income Fund Inc.	35

Additional information (unaudited) continued

Information about Directors and Officers

THOMAS C. MANDIA
Legg Mason
100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

ALBERT LASKAJ
Legg Mason
55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

STEVEN FRANK
Legg Mason
55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2005

Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

1      The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2010, year 2011 and year 2012, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

36	LMP Real Estate Income Fund Inc.

Annual chief executive officer and

chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

LMP Real Estate Income Fund Inc.	37

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in Common Shares or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in Common Shares. When the market price of the Common Shares is equal to or exceeds 98% of the net asset value per share of the Common Shares on the Determination Date (as defined below), Plan participants will be issued Common Shares valued at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Determination Date or (b) 95% of the market price per share of the common stock on the Determination Date. The Determination Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the Determination Date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the Determination Date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders, except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the Determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the Determination date or (b) 95% of the then current market price per share. You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038, by logging onto your account and

38	LMP Real Estate Income Fund Inc.

following the directions at www.Investpower.com or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Shares in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to Common Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Shares or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage commissions actually incurred for this transaction from the proceeds. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, by logging onto your account and following the directions at www.Investpower.com or by telephone at 1-877-366-6441.

LMP Real Estate Income Fund Inc.	39

Important tax information (unaudited)

The following information is provided with respect to the distributions paid monthly to common shareholders during the taxable year ended December 31, 2009:

PAID	ORDINARY INCOME	TAX RETURN OF CAPITAL	QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS EXPRESSED AS A % OF ORDINARY INCOME (MAXIMUM 15% RATE)
January–December	46.90%	53.10%	0.95%

You should consult your tax adviser regarding the appropriate tax treatment of distributions paid.

Please retain this information for your records.

40	LMP Real Estate Income Fund Inc.

LMP Real Estate Income Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund
Daniel P. Cronin	Advisor, LLC
Paolo M. Cucchi
Leslie H. Gelb
R. Jay Gerken, CFA	Subadviser
Chairman	AEW Capital Management, L.P.
William R. Hutchinson
Riordan Roett	Custodian
Jeswald W. Salacuse	State Street Bank and Trust Company
1 Lincoln Street
Officers	Boston, Massachusetts 02111

R. Jay Gerken, CFA	Transfer agent
President and Chief Executive Officer	American Stock Transfer & Trust Company
59 Maiden Lane
Kaprel Ozsolak	New York, New York 10038
Chief Financial Officer and Treasurer

Ted P. Becker	Independent registered public accounting firm
Chief Compliance Officer	KPMG LLP
345 Park Avenue
Robert I. Frenkel	New York, New York 10154
Secretary and Chief Legal Officer

Thomas C. Mandia	Legal counsel
Assistant Secretary	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
Albert Laskaj	New York, New York 10017
Controller

Steven Frank	New York Stock Exchange Symbol
Controller	RIT

LMP Real Estate Income Fund Inc.
55 Water Street
New York, New York 10041

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

LMP Real Estate Income Fund Inc.

LMP REAL ESTATE INCOME FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Real Estate Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

FD02709 2/10 SR10-1023

ITEM 2.                                                     CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                     AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2008 and December 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,400 in 2008 and $49,500 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $36,000 in 2008 and $2 in 2009. These services consisted of procedures performed in connection with agreed upon procedures for the calculations pursuant to the fund’s articles supplementary creating and fixing the rights of Series M Taxable Auction Rate Preferred shares for LMP Real Estate Income Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the LMP Real Estate Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,500 in 2008 and $3,700 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the LMP Real Estate Income Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to LMP Real Estate Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the LMP Real Estate Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to LMP Real Estate Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to LMP Real Estate Income Fund Inc. during the reporting period were $0 in 2009.

(h) Yes.  LMP Real Estate Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved

(not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the LMP Real Estate Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) 58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo Cucchi

Carol Colman

Daniel Cronin

Leslie Gelb

Riordan Roett

Jeswald Salacuse

b) Not applicable.

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PROXY VOTING AND RELATED MATTERS

The goal of AEW Capital Management, L.P.  (“AEW”) Proxy Voting Policies and Procedures is to provide guidance in voting proxies and responding to other shareholder solicitations.  These guidelines are not exhaustive and do not include all potential voting issues.  Moreover, the Department of Labor (the “DOL”) has made it clear that, under ERISA a proxy voting policy should be in place for recurring issues and that non-routine issues should be addressed by consistent criteria.  This means that company-specific analysis should be performed and that automatic voting procedures are not generally appropriate or acceptable.  Proxy voting decisions should be handled on a case-by-case basis.

Proxy Voting.

The following policies and procedures should generally be followed when voting proxies:

•                  There should be a clear delineation of voting responsibilities between AEW and the client.  For each account, the applicable investment management agreement should specify whether, and in what instances, voting is the responsibility of the client or AEW.

•                  AEW should take reasonable steps under the circumstances to assure that AEW has actually received all of the proxies for which it has voting authority.

•                  When voting proxies AEW should act prudently, solely in the best interest of its clients, and for the exclusive purpose of maximizing value to its clients.  AEW should consider those factors that would affect the value of its clients’ investments and should not, unless specifically directed to do so by a client, consider unrelated objectives, such as social considerations.  If AEW believes that the company’s management and board have interests sufficiently aligned with those of the clients, AEW may vote in favor of proposals recommended by the company’s board.

•                  AEW subscribes for services from Institutional Shareholder Services (“ISS”).  ISS provides research, analysis and voting recommendations as well as reporting relating to proxy voting.  To the extent not inconsistent with the general principles set forth above or the specific matters identified below, AEW will generally vote in accordance with the ISS proxy voting guidelines.

•                  Finally, if a client has specific proxy voting guidelines, AEW will, at the written request of the client, vote in accordance with the client’s guidelines; provided that such guidelines are not inconsistent with AEW’s obligations under ERISA or other applicable laws.

Voting Guidelines — Specific Matters Submitted to Shareholders

•                  Corporate Governance and Structure

Board of Directors/Trustees

AEW seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management.  In many cases, this may be best accomplished by having a majority of independent board members.  Although we will examine board member elections on a case-by-case basis, we will generally vote for the election of directors that would result in a board compromised of a majority of independent directors.  In addition, key board committees should generally be comprised of at least a majority of independent board members.  For all other votes regarding boards of directors, we will vote on a case-by-case basis.

Merger Acquisitions, Reincorporation and Other Transactions

Companies may ask their shareholders to vote on a variety of different types of transactions, including mergers, acquisitions, re-incorporations and reorganizations involving business combinations, liquidations and the sale of all or substantially all of a company’s assets.  Voting on such proposals involves considerations unique to each transaction.  Therefore, our vote on proposals to effect these types of transactions will be determined on a case-by-case basis.

Anti-Takeover Measures and Shareholder Voting Rights

Certain proxy proposals seek to hinder the ability of an outside party to take control or buy a certain percentage of the stock of a company without the approval of management or the board.  Such proposals include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank-check preferred stock, or the creation of a separate class of stock with unequal voting rights.  However, some of the proposals may benefit shareholders in certain circumstances.  Because of the variety of such proposals and their varied effects on security holders, our vote on anti-takeover measures will be determined on a case-by-case basis.

Capital Structure

Shareholders of companies may be presented with proposals seeking to change the company’s capital structure by authorizing additional stock, repurchasing stock or approving a stock split.  As with mergers and acquisitions, there are a variety of transactions that may be presented to shareholders.  Accordingly, we will vote on a case-by-case basis involving changes to a company’s capital structure.

•                  Executive Compensation and Option Plans

The interests of a company’s management and board of directors should be aligned with the long-term interests of the company’s shareholders.  Accordingly, proxy votes should be used to encourage the use of reasonably designed compensation plans that promote such alignment by providing officers and employees with an incentive to increase shareholder value.  The decision to favor or oppose compensation plans can be fact-intensive and unique.  Accordingly, we will vote on a case-by-case basis.

•                  Other Business Matters

Proxy statements generally involve the approval of routine business matters and procedural matters relating to shareholders meetings.  Generally these routine matters do not materially affect shareholder interests adversely and are best left to the board of directors and senior management of the company.  Thus, we will generally vote for board-approved proposals regarding such matters.

Conflicts of Interest.

Occasions may arise where a person or organization involved in the proxy voting process may have a potential conflict of interest.  A potential conflict of interest may exist, for example, if AEW has a business relationship with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.  Any individual with knowledge of a potential conflict of interest relating to a particular proposal should disclose the potential conflict to AEW’s Compliance Officer.  The Compliance Officer will review the potential conflict of interest to determine if a conflict of interest in fact exists.  Where a conflict is determined to exist, appropriate steps will be taken to ensure that the action taken was made solely on the investment merits and without regard to any other consideration.

In the event of a conflict of interest involving any proxy vote, AEW will generally vote in accordance with recommendations provided by ISS or another independent party proxy service provider.

Record Retention and Disclosure

AEW maintains a Proxy Voting binder which memorializes shareholder action with respect to securities held on behalf of AEW clients.  On each occasion when votes are cast (or not cast) by AEW with respect to the securities of a particular issuer, a record of such vote should be maintained in the Proxy Voting binder.  The Proxy Voting binder should include, as appropriate: (i) the name of the shareholder whose proxy is being voted; (ii) the name of the company; (iii) the exchange ticker symbol of the company; (iv) the CUSIP number; (v) a brief identification of the matter voted on; (vi) whether the matter was proposed by the company or by a security holder; (vii) whether a vote was cast on the matter; (viii) how the vote was cast (e.g., for or against proposal, or abstained, for or withheld regarding election of directors); (ix) whether the vote was cast for or against management; (x) the signature of the portfolio manager authorizing the vote; and (xi) any other relevant information. The above information should be maintained for a period of not less than six years from the end of the fiscal year in which the information was created, with the first two years in an appropriate location on-site at AEW.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS
OCCUPATION(S) DURING	LENGTH OF	PRINCIPAL
ADDRESS	TIME SERVED	PAST 5 YEARS

Matthew A. Troxell AEW Management and Advisors L.P. 2 Seaport Lane, 16th Floor Boston, MA 02210	Since 2002	Principal and Portfolio Manager of AEW Capital Management, L.P.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio manager for the fund. Unless noted otherwise, all information is provided as of December 31, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Other Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts
Matthew A. Troxell	9 registered investment companies with $1.5 billion in total assets under management	6 Other pooled investment vehicles with $1.1 billion in assets under management*	30 Other account with $2.3 billion in total assets under management**

* Includes 1 pooled investment vehicle, totaling $0.1 billion, for which advisory fee is performance based.

** Includes 7 accounts, totaling $1.5 billion, for which advisory fee is performance based.

(a)(3): Portfolio Manager Compensation

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Adviser, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Adviser or an affiliate has an interest in the account.  The Adviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy applicable to each account, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

The management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the portfolio manager as of December 31, 2009.

Portfolio Manager	Dollar Range of Portfolio Securities Beneficially Owned
Matthew A. Troxell	None

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                             EXHIBITS.

(a) (1)  Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Real Estate Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Real Estate Income Fund Inc.

Date:                    March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Real Estate Income Fund Inc.

Date:                    March 2, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
LMP Real Estate Income Fund Inc.

Date:                    March 2, 2010